                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

              TO TENDER UNREGISTERED 10 1/4% SENIOR NOTES DUE 2006

                                       OF

                             COSTILLA ENERGY, INC.

                PURSUANT TO THE OFFER TO EXCHANGE AND PROSPECTUS

                          DATED                , 1998

                             ---------------------

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
 TIME, ON [          ], 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER
                           IS EXTENDED BY THE COMPANY

                             ---------------------

             PLEASE FOLLOW CAREFULLY THE ACCOMPANYING INSTRUCTIONS

                                 EXCHANGE AGENT

Send this Letter of Transmittal and certificate(s) representing unregistered
10 1/4% Senior Notes due 2006 (the "Private Notes") of Costilla Energy, Inc. to STATE STREET BANK AND TRUST COMPANY, the Exchange Agent for the Exchange Offer, as follows:

         By Registered or Certified Mail,
         Overnight Mail or Hand Delivery:                              By Facsimile:
        STATE STREET BANK AND TRUST COMPANY                 STATE STREET BANK AND TRUST COMPANY
            CORPORATE TRUST DEPARTMENT                     ATTENTION: CORPORATE TRUST DEPARTMENT
              TWO INTERNATIONAL PLACE                                 (617) 664-5371
            BOSTON, MASSACHUSETTS 02110

  Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery (originals of all documents sent by facsimile should be sent promptly by registered or certified mail, overnight mail or hand delivery).

                               INFORMATION AGENT

     For information concerning the Exchange Offer, contact D. F. KING & CO. INC., the Information Agent for the Exchange Offer, as follows:

           By Registered Certified Mail,
         Overnight Mail or Hand Delivery:                              By Telephone:
               D.F. KING & CO., INC.                               D.F. KING & CO., INC.
                  77 WATER STREET                                     (800) 207-2872
             NEW YORK, NEW YORK 10005

   IF YOU WISH TO EXCHANGE PRIVATE NOTE(S) FOR AN EQUAL AMOUNT OF REGISTERED
 10 1/4% SENIOR NOTES DUE 2006 (THE "EXCHANGE NOTES") PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) PRIVATE NOTES TO THE EXCHANGE
                      AGENT PRIOR TO THE EXPIRATION DATE.

---------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF NOTES TENDERED
---------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN. IF ALREADY FILLED IN, PLEASE CORRECT ANY
                          ERRORS.)                           COSTILLA ENERGY, INC. PRIVATE NOTES TENDERED
---------------------------------------------------------------------------------------------------------
                                                                                     AGGREGATE PRINCIPAL
                                                                   CERTIFICATE        AMOUNT OF PRIVATE
                                                                    NUMBER(S)           NOTES TENDERED
                                                             ------------------------------------------

                                                             ------------------------------------------

                                                             ------------------------------------------

                                                             ------------------------------------------
                                                             Total Amount
---------------------------------------------------------------------------------------------------------

               (ATTACH A SEPARATE, SIGNED SCHEDULE IF NECESSARY)

                              TERMS AND CONDITIONS

     1. The undersigned hereby tenders to Costilla Energy, Inc., a Delaware corporation (the "Company"), the Private Notes described above pursuant to the Company's offer of $1,000 principal amount of registered Exchange Notes in exchange for $1,000 principal amount of the Private Notes, upon the terms and
subject to the conditions contained in the Prospectus dated             , 1998
(the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

     2. The undersigned hereby represents and warrants that it has full power and authority to tender the Private Notes described above and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of the Private Notes.

     3. The undersigned understands that the tender of the Private Notes pursuant to all of the procedures set forth in the Prospectus and this Letter of Transmittal will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus and this Letter of Transmittal.

     4. The undersigned hereby represents and warrants that:

          (a) the Exchange Notes acquired by it pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

          (b) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Exchange Notes;

          (c) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")), of such Exchange Notes; and

          (d) neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act, of the Company.

     5. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer, the undersigned represents that it acquired the Private Notes for its own account as a result of market-making activities or other trading activities. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and the Private Notes held for its account were not acquired as a result of market-making or other trading activities, such Private Notes cannot be exchanged pursuant to the Exchange Offer.

     6. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

     7. This tender is irrevocable, subject to withdrawal rights described in the Prospectus.

     8. Unless otherwise indicated herein under "Special Delivery Instructions," please issue the Exchange Notes in the name of the undersigned.

                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 1)

     To be completed ONLY IF the Exchange Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than provided above.

     Mail  [ ]     Issue  [ ]  (check appropriate boxes) Exchange Notes to:

                                            Name:
                                               ---------------------------------
                                                        (PLEASE PRINT)

                                            Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------
                                                      (INCLUDING ZIP CODE)

                                   SIGNATURE

     To be completed by all exchanging noteholders. Must be signed by the registered holder exactly as its name appears of record for the Private Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

                                            X
                                             -----------------------------------

                                            X
                                             -----------------------------------
                                                 SIGNATURE(S) OF REGISTERED
                                              HOLDER(S) OR AUTHORIZED SIGNATURE

                                            Dated:
                                               ---------------------------------

                                            Name(s):
                                                 -------------------------------

                                                 -------------------------------
                                                     (PLEASE TYPE OR PRINT)

                                            Capacity:
                                                 -------------------------------

                                            Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------
                                                      (INCLUDING ZIP CODE)

                                            Area Code and Telephone No.:

                                            ------------------------------------

               SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 1)

     Certain Signatures Must Be Guaranteed by an Eligible Institution

         --------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

         --------------------------------------------------------------
               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                         (INCLUDING AREA CODE) OF FIRM)

         --------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

         --------------------------------------------------------------
                                 (PRINTED NAME)

         --------------------------------------------------------------
                                    (TITLE)

Dated:
         --------------------------------------------------------------

              PLEASE READ THE INSTRUCTIONS ON THE FOLLOWING PAGE,
                WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

     1. GUARANTEE OF SIGNATURES. Unless the box titled "Special Delivery Instructions" above has not been completed or the Private Notes described above are tendered for the account of an Eligible Institution (as defined) signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (an "Eligible Institution").

     2. DELIVERY OF LETTER OF TRANSMITTAL AND PRIVATE NOTES. Private Notes together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

     THE METHOD OF DELIVERY OF PRIVATE NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR PRIVATE NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     3. SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of Private Notes, such Private Notes must be accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Private Notes.

     If this Letter of Transmittal or any Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     4. TAX INFORMATION. Please complete the attached Substitute Form W-9. See "Tax Information and Guidelines."

     5. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Private Notes will be resolved by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all Private Notes not properly tendered or any Private Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Private Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Private Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects in such tenders nor shall any such person incur any liability for failure to give such notification. Tenders of Private Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Private Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.

                         TAX INFORMATION AND GUIDELINES

     You must provide the Exchange Agent with your correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 set forth below. If you are an individual, your TIN is your social security number.

     On the Substitute Form W-9, you must certify under penalties of perjury that: (a) your TIN is correct, and (b) you are not subject to backup withholding, either because the Internal Revenue Service ("IRS") has not notified you that you are subject to backup withholding as a result of a failure to report interest or dividends or because the IRS has notified you that you are no longer subject to backup withholding. If the IRS has notified you that you are subject to backup withholding because of underreporting of interest or dividends, you must cross out item (2) in the "Certification" section of the Substitute Form W-9. If subsequently, however, the IRS notifies you that you are not longer subject to backup withholding, you should not cross out item (2).

     Exempt persons, which include all corporations and certain foreign individuals, are not subject to the backup withholding and reporting requirements. An exempt person should furnish its TIN, write "Exempt" on the face of the Substitute Form W-9, and sign and date the form. To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such person must also submit to the Exchange Agent with this Letter of Transmittal a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to such person's foreign status.

     If you are required to provide a TIN, but have not been issued a TIN and have applied for one, or intend to apply for one in the near future, you should write "Applied For" on the line of the Substitute Form W-9 requiring a TIN. Generally, you will then have 60 days to get a TIN and give it to the Exchange Agent. If the Exchange Agent does not receive your TIN within 60 days, backup withholding, if applicable, will begin.

     If you do not provide the Exchange Agent with your correct TIN, you may be subject to a $50 penalty that the IRS imposes. Failure to comply truthfully with the backup withholding certification requirements may also result in the imposition of criminal and civil fines and penalties.

----------------------------------------------------------------------------------------------------------------------------------
 Name, as shown on first page hereof (if held in joint account, list first and circle the name of the person or entity whose number you enter in Part I below.)

 ---------------------------------------------------------------------------------------------------------------------------------
 Address (if not completed, signature in Part 1 below will constitute a certification that the address on the first page hereof is correct.)

 ---------------------------------------------------------------------------------------------------------------------------------
 City, State and ZIP code

 ---------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT      TIN -----------------------------
 FORM W-9                           AND CERTIFY BY SIGNING AND DATING BELOW.                       Social Security Number or
                                                                                                Employer Identification Number
                                    ----------------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY         PART II -- Awaiting TIN [ ]
 INTERNAL REVENUE SERVICE           For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of
 PAYOR'S REQUEST FOR TAXPAYER       Taxpayer Number on Substitute Form W-9 and complete as instructed under "Important Tax
 IDENTIFICATION NUMBER (TIN)        Information" above.

--------------------------------------------------------------------------------
 CERTIFICATION. Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received any other notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

SIGNATURE:                                DATE:
          -------------------------------       --------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------
        FOR THIS TYPE OF ACCOUNT:  GIVE THE
                                   SOCIAL SECURITY
                                   NUMBER OF --
---------------------------------------------------------
 1.  An individual's account       The individual
 2.  Two or more individuals       The actual owner of
     (joint account)               the account or, if
                                   combined funds, any
                                   one of the
                                   individuals(1)
 3.  Husband and wife (joint       The actual owner of
     account)                      the account or, if
                                   joint funds, either
                                   person(1)
 4.  Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint        The adult or, if the
     account)                      minor is the only
                                   contributor, the
                                   minor(1)
 6.  Account in the name of        The ward, minor, or
     guardian or committee for a   incompetent person(3)
     designated ward, minor, or
     incompetent person
 7.  a. The usual revocable        The grantor-
        savings trust account      trustee(1)
        (grantor is also trustee)
     b. So-called trust account    The actual owner(1)
        that is not a legal or
        valid trust under State
        law.
=========================================================
        FOR THIS TYPE OF ACCOUNT:  GIVE THE
                                   EMPLOYER
                                   IDENTIFICATION
                                   NUMBER OF --
---------------------------------------------------------
 8.  Sole proprietorship account.  The owner
 9.  A valid trust, estate, or     The legal entity (do
     pension trust.                not furnish the
                                   identifying number of
                                   the personal
                                   representative or
                                   trustee unless the
                                   legal entity itself is
                                   not designated in the
                                   account title.)(5)
10.  Corporate account             The corporation
11.  Religious, charitable, or     The organization
     educational organization
     account.
12.  Partnership account held in   The partnership
     the name of the business.
13.  Association, club, or other   The organization
     tax-exempt organization.
14.  A broker or registered        The broker or nominee
     nominee
15.  Account with the Department   The public entity
     of Agriculture in the name
     of a public entity (such as
     a State or local government,
     school district, or prison)
     that receives agricultural
     program payments
---------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.